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                             ARTHUR ANDERSEN LLP




                                                                    Exhibit 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement No. 33-57477.


                                                     /s/ Arthur Andersen LLP


Cleveland, Ohio,
January 22, 1998